SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    001-15167                   04-2836871
        --------                    ---------                   ----------
(State of Incorporation)        (Commission File             (I.R.S. Employer
                                      Number)             Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     Biopure Corporation (the "Company") has entered into a Placement Agency Agreement (the "Agreement"), dated July 17, 2003, with ThinkEquity Partners, LLC. The Agreement is being filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     99.1 Placement Agency Agreement, dated July 17, 2003, between the Company and ThinkEquity Partners, LLC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     BIOPURE CORPORATION


Date:  July 18, 2003                                 By:  /s/ Ronald F. Richards
                                                        ------------------------
                                                         Ronald F. Richards
                                                         Chief Financial Officer



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                                  EXHIBIT INDEX

99.1 Placement Agency Agreement, dated July 17, 2003, between the Company and ThinkEquity Partners, LLC.